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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   February 28, 2003
                                                ----------------------------

                        PHILIPP BROTHERS CHEMICALS, INC.
             (Exact name of registrant as specified in its charter)

      New York                       333-64641                  13-1840497
--------------------             ----------------        ---------------------
  (State or other                  (Commission                (IRS Employer
  jurisdiction of                  File Number)           Identification Number)
  incorporation)

                                One Parker Plaza
                           Fort Lee, New Jersey 07024
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (201) 944-6020
              -----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events and Regulation FD Disclosure.

      On February 28, 2003, the Company's Norwegian subsidiary, Odda Smelteverk AS filed for bankruptcy under the Norwegian Bankruptcy Act of June 8, 1984 (the "Norwegian Act"). The Company anticipates that its other Norwegian subsidiary, Odda Holdings AS (the parent of Odda Smelteverk AS), will file for bankruptcy under the Norwegian Act within the next two weeks. The two Norwegian subsidiaries are herein referred to collectively as "Odda".

      The Company is a guarantor under two separate multi-currency credit facilities entered into by Odda with Norwegian banks in August 1998. Indebtedness under both facilities is collateralized by a lien on Odda's receivables, inventory and property and production facilities. The credit facilities were restructured in October 2002, as a result of the partial shutdown of Odda's operations and non-compliance with the financial covenants of the credit facilities. Under the agreement to restructure the credit facilities and to obtain a waiver for non-compliance, Odda agreed to a periodic payment schedule through November 30, 2003. Based upon communications between the Company and Odda's Norwegian banks regarding the credit facilities, the Company believes that it will continue to be able to discharge Odda's indebtedness under such credit facilities in accordance with the previously agreed periodic payment schedule. As of February 28, 2003, an aggregate of NOK 40,881,000 (US$5,710,000) was outstanding under the credit facilities.

      The Indenture, dated as of June 11, 1998, as supplemented, among the Company, the Guarantors named therein and The Chase Manhattan Bank, as trustee, relating to the Company's 9-7/8% Senior Subordinated Notes due 2008 (the "Notes"), contains certain provisions with respect to the Significant Subsidiaries (as defined) and/or Restricted Subsidiaries (as defined) of the Company, including Events of Default due to various events involving (and including the bankruptcy of) Significant Subsidiaries or Restricted Subsidiaries. The Company has obtained the requisite consent of a majority of the holders of the Notes to amend the Indenture to exclude each of Odda Smelteverk AS and Odda Holdings AS as a Significant Subsidiary and as a Restricted Subsidiary from various provisions defining Events of Default under the Company's Indenture, including any Event of Default which would otherwise result from bankruptcy filings by Odda.

      As previously reported, the Company has written off substantially all of its Norwegian assets. The Company does not believe that Odda's bankruptcy filing will have a material adverse effect on its financial condition or results of operations.

                                      * * *

      This Form 8-K contains "forward-looking  statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are based upon beliefs of, and information currently available to the Company's management. The Company's actual results could differ materially from those set forth in the forward-looking statements. Factors that could cause actual developments to differ materially from those contemplated, include, without limitation: (i) the decisions and actions of creditors of the Company and its subsidiaries; (ii) the Company's ability to negotiate with its creditors and creditors of its subsidiaries; (iii) additional facts and developments, not now known to the Company; and (iv) the risks of future litigation by creditors of Odda. Certain additional factors that might cause such a difference are discussed in the Company's Annual Report on Form 10-K for its fiscal year


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ended June 30, 2002 and/or in its most recent Form 10-Q for its quarterly period ended December 31, 2002. The Company assumes no responsibility to update the information included in this Form 8-K.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PHILIPP BROTHERS CHEMICALS, INC.


                               By: /s/ JACK C. BENDHEIM
                                   ---------------------------------------------
                                     Jack C. Bendheim, Chairman of the Board


                               By: /s/ GERALD K. CARLSON
                                   ---------------------------------------------
                                     Gerald K. Carlson, Chief Executive Officer


                               By: /s/ RICHARD G. JOHNSON
                                   ---------------------------------------------
                                     Richard G. Johnson, Chief Financial Officer


Dated: February 28, 2003


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